SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )



Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive

Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           ALBEMARLE INVESTMENT TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)  Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
(5) Total fee paid:
--------------------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)  Amount Previously Paid:
--------------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
(3)  Filing Party:
--------------------------------------------------------------------------------
(4)  Date Filed:
--------------------------------------------------------------------------------

                           ALBEMARLE INVESTMENT TRUST
                                 P.O. Drawer 69
                     Rocky Mount, North Carolina 27802-0069
                                 (800) 525-3863

                                January 30, 1998


Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders of The North Carolina Tax Free Bond Fund (the "Fund"), a series of the Albemarle Investment Trust (the "Trust"), to be held on Friday, February 27, 1998, at 10:00 a.m., local time, at the offices of Poyner & Spruill, L.L.P., 3600 Glenwood Avenue, Raleigh, North Carolina.

The Special Meeting has been called because of a transaction (the "Transaction") effectuated on December 31, 1997 in which Thomas C. Arnold, the controlling shareholder of Boys, Arnold & Company, Inc. ("BAC"), the investment advisor to the Fund, transferred a portion of his shares in BAC to BAC's Employee Stock Ownership Plan (the "ESOP"). Following the Transaction, the ESOP now holds a controlling interest in BAC. BAC established the ESOP to facilitate employee ownership of BAC. The management of BAC feels that placing employees in the role of owners increases motivation and helps BAC attract top quality people.

Following the Transaction, Mr. Arnold still continues to be the largest shareholder of BAC (other than the ESOP) and serves as a trustee of the ESOP along with other employees of BAC. Of the individuals at BAC who own shares in BAC, Mr. Arnold continues to be the largest direct shareholder. Mr. Arnold remains committed to maintaining his leadership role in the investment and administrative management of BAC on a long term basis. Moreover, there has been no change in the personnel comprising the investment committee that manages the portfolio of the Fund.

Under the Investment Company Act of 1940, the Transaction may be considered an assignment of the investment advisory agreement between BAC and the Trust for the Fund, resulting in the termination of the investment advisory agreement. Because of a number of tax and other administrative reasons, it was beneficial for BAC to effectuate the Transaction on December 31, 1997, before a new investment advisory agreement could be submitted to shareholders of the Fund for consideration.

Accordingly, the Trustees of the Trust have approved a new investment advisory agreement with BAC, effective January 1, 1998 for a one year term, subject to shareholder approval. Except for the term, the provisions of the new investment advisory agreement, including the compensation provisions, are identical to those in the old agreement. The Trustees have also approved the service of BAC as investment advisor to the Fund between January 1, 1998 and until the new investment advisory agreement is approved by shareholders. During this interim period, BAC has agreed to waive compensation for its investment advisory services. Since January 1, 1998, BAC has continued to manage the Fund in the same manner as prior to that date with the same investment personnel.

At the Special Meeting you will be asked to (i) approve the new investment advisory agreement with BAC and (ii) ratify the service, without compensation, of BAC as investment advisor to the Fund between January 1, 1998 and until the new investment advisory agreement is approved by shareholders.

The Board of Trustees of the Trust has given full and careful consideration to the matters being presented to shareholders and has concluded that the proposals are in the best interests of the Fund and its shareholders. The Board of Trustees therefore recommends that you vote "FOR" each of the matters discussed herein.

Regardless of the number of shares you own, it is important that they are represented and voted. Whether or not you plan to attend the Special Meeting, we would appreciate your promptly voting, signing, and returning the enclosed proxy in the postage-paid envelope provided.

Very truly yours,


Jon L. Vannice, Chairman and Trustee

                           ALBEMARLE INVESTMENT TRUST
                                 P.O. Drawer 69
                     Rocky Mount, North Carolina 27802-0069
                                 (800) 525-3863

                                January 30, 1998

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the Albemarle Investment Trust:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of The North Carolina Tax Free Bond Fund (the "Fund"), a series of the Albemarle Investment Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts (the "Trust"), will be held at the offices of Poyner & Spruill, L.L.P., 3600 Glenwood Avenue, Raleigh, North Carolina, on Friday, February 27, 1998, at 10:00 a.m., local time, for the following purposes:

(1) To approve or disapprove a new investment advisory agreement with Boys, Arnold & Company, Inc. ("BAC"), effective January 1, 1998, whereby BAC will continue to serve as investment advisor to the Fund;

(2) To ratify or reject the service, without compensation, of BAC as investment advisor to the Fund between January 1, 1998 and until the new investment advisory agreement is approved by shareholders;

(3) To ratify or reject the selection of Deloitte & Touche LLP as the Trust's independent accountants for the Fund for the current fiscal year; and

(4) To transact such other business, not currently contemplated, as may properly come before the meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

Shareholders of record as of the close of business on January 15, 1998 are entitled to notice of and to vote at the meeting and at any and all adjournments thereof.

By order of the Trustees,


C. Frank Watson III, Secretary

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. TO AVOID UNNECESSARY EXPENSE AND DELAY, PLEASE RETURN YOUR PROXY NO MATTER HOW LARGE OR SMALL YOUR HOLDING MAY BE.

                           ALBEMARLE INVESTMENT TRUST
                                 P.O. Drawer 69
                     Rocky Mount, North Carolina 27802-0069
                                 (800) 525-3863

                         SPECIAL MEETING OF SHAREHOLDERS

                                 PROXY STATEMENT

                                  INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Albemarle Investment Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts (the "Trust"), for use at the Special Meeting of Shareholders of The North Carolina Tax Free Bond Fund (the "Fund"), a series of the Trust, to be held at the offices of Poyner & Spruill, L.L.P., 3600 Glenwood Avenue, Raleigh, North Carolina, on Friday, February 27, 1998, at 10:00 a.m., local time, and at any and all adjournments thereof. This Proxy Statement and the accompanying form of proxy will first be sent to shareholders on or about January 30, 1998.

At the meeting, shareholders of the Fund will vote on a proposal to approve or disapprove a new investment advisory agreement with Boys, Arnold & Company, Inc. ("BAC"), the current investment advisor to the Fund, effective January 1, 1998. Shareholders of the Fund will also vote on a proposal to ratify or reject the service, without compensation, of BAC as investment advisor to the Fund between January 1, 1998 and until the new investment advisory agreement is approved by shareholders. Finally, shareholders of the Fund will vote on a proposal to ratify or reject the selection of independent accountants for the Fund. Proxies are being solicited by the Board of Trustees of the Trust, which recommends an affirmative vote on the proposals.

If the accompanying form of proxy is properly executed and returned in time to be voted at the meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon by the shareholder. Executed proxies that are unmarked will be voted FOR the proposals. Any proxy may be revoked at any time prior to its exercise by written notice of revocation addressed to and received by the Secretary of the Trust, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

The Annual Report of the Fund for the period ended August 31, 1997, including financial statements, has previously been mailed to shareholders of the Fund. The Fund will furnish, without charge, a copy of its Annual Report and its most recent Semi-Annual Report succeeding the Annual Report, if any, to a shareholder upon request. Requests should be directed to the Fund by writing the Fund at Post Office Drawer 69, Rocky Mount, North Carolina 27802-0069, or by calling the Fund at 1-800-525-3863.


The Trustees have fixed the close of business on January 15, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof. At the record date, 966,311.228 shares of beneficial interest of the Fund were outstanding. There are no other series of shares of the Trust. See "Additional Information - Principal Holders of Voting Securities" below for information concerning the principal holders of voting securities of the Fund. Each share of the Fund is entitled to one vote, and each fractional share is entitled to a proportionate vote, on each matter submitted to a vote at the meeting.

The costs of the meeting, including the solicitation of proxies, will be paid for by BAC. Solicitation of proxies may be made in person or by mail, or by telephone or facsimile transmission, by Trustees, officers, and regular employees of the Trust, none of whom will be specially compensated therefor. Persons holding shares as nominees will be reimbursed by BAC, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts. Failure of a quorum to be present in person or by proxy at the meeting will necessitate adjournment of the meeting and will result in additional expense and delay. Accordingly, shareholders are urged to complete and return their proxies promptly, no matter how large or small their holdings may be.

The principal executive offices of the Trust and the Fund are located at 105 North Washington Street, Rocky Mount, North Carolina 27802, which is the address of The Nottingham Company (the "Administrator"), which serves as administrator and fund accounting/pricing agent for the Trust and the Fund. The Fund's investment advisor is Boys, Arnold & Company, Inc. ("BAC"), whose address is P.O. Drawer 5255, 1272 Hendersonville Road, Asheville, North Carolina 28813. The Fund's transfer agent is NC Shareholder Services, LLC, whose address is 107 North Washington Street, Rocky Mount, North Carolina 27802.


APPROVAL OR DISAPPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT WITH BAC AND RATIFICATION OR REJECTION OF INTERIM SERVICE OF BAC AS ADVISOR TO FUND

                                 (ITEMS 1 AND 2)


Prior Advisory Agreement

Prior to January 1, 1998, the Trust retained BAC to manage the Fund's investments pursuant to an Investment Advisory Agreement between the Trust and BAC (the "Prior Advisory Agreement"). The Prior Advisory Agreement was originally effective April 1, 1994 and was last approved by the Board of Trustees, including a majority of the Trustees who are not interested persons, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of BAC or of the Trust (the "Independent Trustees"), on March 5, 1997. The Prior Advisory Agreement was approved by shareholders of the Fund on February 14, 1994.




Change in Control of BAC

Prior to December 31, 1997, BAC was controlled by Thomas C. Arnold. Effective December 31, 1997, Mr. Arnold transferred a portion of his shares in BAC to BAC's Employee Stock Ownership Plan (the ESOP")(the "Transaction"). The ESOP was established by BAC to facilitate employee ownership of BAC. Following the Transaction, the ESOP now controls BAC. For purposes of this discussion, "control" of BAC refers to the ownership of record of more than 50% of its capital stock.

Prior to the Transaction, Mr. Arnold was the sole trustee of the ESOP. Following the Transaction, Mr. Arnold, Jon L. Vannice, an officer of BAC and Chairman and Trustee of the Trust and an officer of the Fund, and John B. Kuhns, an officer of BAC and the Fund, now serve as trustees of the ESOP.

Despite the Transaction, Mr. Arnold remains a significant shareholder of BAC and active in the leadership of the investment and administrative management of BAC and its advisory clients, including the Fund. Management of BAC has not changed. Moreover, there has been no change in personnel of the investment committee that manages the portfolio of the Fund.

The Transaction could be viewed as constituting a "change in control" of BAC for purposes of the 1940 Act, and a transaction that results in a change in control of an investment advisor may be deemed an "assignment" of its investment advisory agreement. The 1940 Act further provides that an investment advisory agreement will terminate automatically upon its assignment. Accordingly, to the extent such an assignment occurred, the Prior Advisory Agreement terminated automatically on December 31, 1997.

Because of a number of tax and other administrative reasons, it was beneficial for BAC to effectuate the Transaction on December 31, 1997, before a new investment advisory agreement could be submitted to shareholders of the Fund for consideration.

The Transaction was effectuated by a bank loan to purchase the shares from Mr. Arnold for the ESOP. The amount of the loan will be carried as a negative amount in the capital section of BAC's financial statements until the debt is repaid by the ESOP. Accordingly, BAC anticipates that its financial statements will show a negative net worth until the loan is repaid. BAC does not believe this debt will impair in any way its financial ability to fulfill its commitment to the Fund under the new investment advisory agreement.


New Advisory Agreement and Continued Service of BAC

In anticipation of the Transaction, on December 23, 1997, the Board of Trustees of the Trust, including all of the Independent Trustees, approved a new investment advisory agreement between the Trust and BAC for the Fund, effective January 1, 1998 for a one year term (the "New Advisory Agreement"), subject to approval by the shareholders of the Fund.

In addition, on December 23, 1997, after fully and carefully considering the circumstances, the Board of Trustees, including all of the Independent Trustees, approved the service of BAC as investment advisor to the Fund between January 1, 1998 and until the New Advisory Agreement is approved by shareholders. Such service will be in accordance with the provisions of the New Advisory Agreement. During this interim period, however, BAC has agreed to waive compensation for its investment advisory services.

The Board of Trustees, including the Independent Trustees, further reviewed these matters on January 15, 1998, unanimously ratifying their previous actions taken on December 23, 1997 and approving these proxy materials.

Since January 1, 1998, BAC has continued to manage the Fund in the same manner as prior to that date with the same investment personnel. The employees of BAC who provide portfolio management services to the Fund have not changed following the Transaction, and there have been no changes in their responsibilities with respect to the Fund following the Transaction. Further, no changes in BAC's current method of operations are currently contemplated. BAC will take all appropriate actions to ensure that the scope and quality of advisory and other services provided to the Fund under the New Advisory Agreement will be at least equivalent, in the judgment of the Board of Trustees, including the Independent Trustees, to the scope and quality of services provided under the Prior Advisory Agreement. If any material change occurs in the personnel providing services under the New Advisory Agreement, BAC will apprise and consult the Board of Trustees to assure that the Board and the Independent Trustees are satisfied that the services provided by BAC will not be diminished in scope or quality.

Terms of the New Advisory Agreement

A copy of the New Advisory Agreement is attached hereto as Appendix A and incorporated herein by reference. The terms and conditions of the New Advisory Agreement are identical to those of the Prior Advisory Agreement with the exception of the effective date.

Under the New Advisory Agreement, BAC will provide the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnish advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. An investment committee of BAC will continue to have primary responsibility for the day-to-day management of the Fund's portfolio, like it has since BAC entered into the Prior Advisory Agreement, effective April 1, 1994.

Under the New Advisory Agreement, BAC will supervise and implement the investment activities of the Fund, including the making of specific decisions as to the purchase and sale of portfolio investments. Among the responsibilities of BAC under the New Advisory Agreement will be the selection of brokers and dealers through whom transactions in the Fund's portfolio investments will be effected. BAC attempts to obtain the best execution for all such transactions. If it is believed that more than one broker is able to provide the best execution, BAC is authorized to consider the receipt of quotations and other market services and of research, statistical, and other data and the sale of shares of the Fund in selecting a broker. Research services obtained through Fund brokerage transactions may be used by BAC for its other clients and, conversely, the Fund may benefit from research services obtained through the brokerage transactions of BAC's other clients. Most securities transactions of the Fund will be handled on a principal, rather than agency, basis. For the fiscal year ended August 31, 1997, no brokerage commissions were paid by the Fund.

Under the New Advisory Agreement, BAC will receive a monthly management fee equal to an annual rate of 0.35% of the average daily net asset value of the Fund. This is the same fee as provided in the Prior Advisory Agreement. BAC may periodically voluntarily waive or reduce its advisory fee and reimburse expenses of the Fund to increase the net income of the Fund. BAC voluntarily waived its advisory fee in the amount of $26,663 for the fiscal year ended August 31, 1997. BAC also voluntarily reimbursed the Fund the amount of $9,244 for expenses of the Fund incurred during the fiscal year. BAC has agreed to waive any compensation for its investment advisory services between January 1, 1998 and until the New Advisory Agreement is approved by shareholders. BAC has also voluntarily agreed to waive all or a portion of its advisory fee and to reimburse other expenses of the Fund, if necessary, in an amount that limits the Fund's operating expenses (exclusive of extraordinary expenses) to not more than 0.85% of the average daily net assets of the Fund. There can be no assurance that BAC's voluntary fee waivers and expense reimbursements will continue in the future.

If the New Advisory Agreement is approved by the Fund's shareholders, it will be effective from January 1, 1998 for a one year term and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such approval. The New Advisory Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of the Fund, or by BAC. The New Advisory Agreement automatically terminates in the event of its assignment (as defined by the 1940 Act).

Under the New Advisory Agreement, BAC will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of BAC in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

The New Advisory Agreement is attached as Appendix A. The description of the New Advisory Agreement set forth in this Proxy Statement is qualified in its entirety by reference to Appendix A.

If the shareholders of the Fund do not approve the New Advisory Agreement, the Board of Trustees will promptly seek to obtain for the Fund interim advisory services either from BAC or from another advisory firm. Thereafter, the Board of Trustees would either negotiate a new investment advisory agreement with an advisory firm selected by the Board or make other appropriate arrangements, in either event subject to approval by the shareholders of the Fund.

Information about BAC

BAC was founded in 1977 as the G. Waring Boys Company. In 1983, Thomas C. Arnold joined the firm, and in 1989, the name was changed to Boys, Arnold & Company. In addition to acting as advisor to the Fund, BAC focuses on management of balanced, equity, and fixed income portfolios for a limited number of retirement plan sponsors, non-profit organizations, and high-net worth individuals. While it has no prior experience advising an investment company other than the Fund, BAC has been rendering investment counsel utilizing investment strategies similar to that of the Fund, to numerous other clients since inception. BAC currently manages over $500 million in 175 client accounts for individuals and organizations in 10 states, mainly in the Southeast. BAC is registered under the Investment Advisors Act of 1940, as amended.

As indicated above, BAC is currently controlled by its employees through its ESOP. The names and principal occupations of the principal executive officers and directors of BAC are as follows:

Thomas C. Arnold--Director, Chairman, President, and Treasurer
John B. Kuhns--Director and Senior Vice President
Jon L. Vannice--Director, Vice President, and Secretary
John P. Rhodin--Director and Vice President

Each such person's address is the same as BAC's address, P.O. Drawer 5255, 1272 Hendersonville Road, Asheville, North Carolina 28813. Mr. Vannice is also Chairman and Trustee of the Trust and an officer of the Fund, while Mr. Kuhns is an officer of the Fund.

Evaluation by Board of Trustees

In considering approval of the New Advisory Agreement and the interim service of BAC as investment advisor to the Fund, the Board of Trustees carefully evaluated information it deemed necessary to enable it to determine whether the New Advisory Agreement and such service would be in the best interests of the Fund and its shareholders. In making the recommendation to approve the New Advisory Agreement and the interim service of BAC to the Fund, the Trustees evaluated all factors deemed to be relevant to the Fund, including, but not limited to, the history, reputation, qualification, and background of BAC, as well as the qualifications and experience of BAC's advisory personnel, the nature and quality of services provided by BAC in the past and anticipated in the future, the performance of the Fund while managed by BAC, the compensation proposed to be paid to BAC under the New Advisory Agreement (which will be at the same rate as under the Prior Advisory Agreement and which will be waived in the interim period), the willingness of BAC to waive its fee in the past and to reimburse the Fund for normal operating expenses above the agreed-upon expense limitation, the fees, expense ratios, and performance of comparable mutual funds, the distinct investment objectives and policies of the Fund and the experience of BAC with North Carolina municipal obligations, that the terms of the New Advisory Agreement are identical to those of the Prior Advisory Agreement (except for the different commencement date), the financial condition of BAC after the Transaction, and the willingness of BAC to pay or reimburse the Fund for expenses incurred in connection with the Transaction.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE THE NEW ADVISORY AGREEMENT (ITEM 1) AND ALSO RATIFY THE SERVICE, WITHOUT COMPENSATION, OF BAC AS INVESTMENT ADVISOR TO THE FUND BETWEEN JANUARY 1, 1998 AND UNTIL THE NEW ADVISORY AGREEMENT IS APPROVED BY SHAREHOLDERS (ITEM 2).


                    RATIFICATION OR REJECTION OF SELECTION OF
                             INDEPENDENT ACCOUNTANTS

                                    (ITEM 3)

The Board of Trustees, including the Independent Trustees of the Trust, has selected Deloitte & Touche LLP as independent accountants to audit the financial statements of the Fund for the current fiscal year ending August 31, 1998. The employment of Deloitte & Touche LLP is conditioned upon the right of the Trust, by a vote of a majority of its outstanding shares, to terminate the employment without any penalty. Deloitte & Touche LLP has informed the Trust that no member of Deloitte & Touche LLP has any direct financial interest or material indirect financial interest in the Trust.

Deloitte & Touche LLP served as the Trust's independent accountants and audited the financial statements of the Fund for the fiscal years ended August 31, 1996 and 1997. The reports of Deloitte & Touche LLP on the financial statements of the Fund for such fiscal years contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. Deloitte & Touche LLP was selected as the Trust's independent accountants on November 11, 1996.

KPMG Peat Marwick LLP served as the Trust's independent accountants and audited the financial statements of the Fund for the fiscal years ended August 31, 1994 and 1995. The reports of KPMG Peat Marwick LLP on the financial statements of the Fund for such fiscal years contained no adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. The Trust is not aware of any disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG Peat Marwick LLP would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

The selection of Deloitte & Touche LLP as the Trust's independent accountants for the current fiscal year ending August 31, 1998 (and for the previous fiscal years that Deloitte & Touche LLP served as the Trust's independent accountants and audited the financial statements of the Fund) was recommended to the Board of Trustees by its Audit Committee, which consists of the Independent Trustees. Such selection was approved by the Trustees, subject to receipt of a satisfactory engagement letter from Deloitte & Touche LLP.

The selection of Deloitte & Touche LLP as the Trust's independent accountants for the Fund's current fiscal year is being submitted to shareholders for ratification or rejection. If the Fund's shareholders do not ratify the selection of Deloitte & Touche LLP, other certified public accountants may be considered for selection by the Board of Trustees.

Representatives of Deloitte & Touche LLP are not expected to be present at the shareholders' meeting but will be available should any matter arise requiring their presence. If such representatives are present at the meeting, they will have the opportunity to make a statement if they desire to do so and will be expected to be available to respond to appropriate questions.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS THE TRUST'S INDEPENDENT ACCOUNTANTS (ITEM 3).

                             ADDITIONAL INFORMATION


Required Vote

Items 1 and 2, the approval of the New Advisory Agreement and the ratification of the service by BAC as investment advisor to the Fund, each requires the approval of a majority of the outstanding shares of the Fund, which, under the 1940 Act, means (i) more than 50% of the outstanding shares of the Fund, or (ii) 67% or more of the shares present or represented by proxy at the meeting, if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, whichever is less. Item 3, ratification or rejection of selection of independent accountants, requires the approval of a majority of the votes cast entitled to vote thereon, provided a quorum of shareholders is present.

The Declaration of Trust of the Trust provides that 50% of the shares entitled to vote shall be a quorum for the transaction of business at a meeting of shareholders, but any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held within a reasonable time after the date set for the original meeting without the necessity of further notice.

With respect to Items 1, 2, and 3, abstentions may be specified on the proxy. In tallying shareholder votes, abstentions and broker non-votes will be counted as present for purposes of determining the existence of a quorum and in determining the shares present or represented at the meeting with respect to the proposal. Since the approval of Items 1 and 2 requires the approval of a majority of the outstanding shares of the Fund, abstentions and broker non-votes will have the effect of a negative vote. Since the approval of Item 3 requires the approval of a majority of the votes cast at the meeting entitled to vote thereon, abstentions and broker non-votes will have no effect.

A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner (despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions). For example, brokers will generally have no discretionary authority to vote shares of the Fund with respect to Items 1 or 2, relating to the New Advisory Agreement and the service of BAC as investment advisor to the Fund, without receiving voting instructions from beneficial owners, but will have discretionary authority to vote in the selection of independent accountants if voting instructions are not received from beneficial owners.

The Board of Trustees recommends an affirmative vote on the proposals.

Principal Holders of Voting Securities

As of January 15, 1998, the record date for the Special Meeting, the Trustees and executive officers of the Trust individually and as a group owned beneficially (i.e., voting and/or investment power) less than 1% of the then outstanding shares of the Fund. On the same date, the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of beneficial interest of the Fund as of such date.


============================== ---------------------------- ------------------------ ========================
        Name of Fund              Name and Address of           Amount and Nature       Percent of Class
                                    Beneficial Owner              of Beneficial
                                                                   Ownership *

============================== ============================ ======================== ========================
The North Carolina Tax Free    Charles Schwab & Co., Inc.      382,719.498 shares           39.61%**
Bond Fund                      100 Montgomery Street
                               San Francisco, California
                               94104
============================== ============================ ======================== ========================


* The Fund believes the shares indicated are owned of record for the benefit of the indicated shareholder's clients.

** Pursuant to applicable SEC regulations, this shareholder is deemed to control the Fund.




Proposals of Shareholders

As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings, but will hold shareholder meetings of the Trust or a particular series of the Trust, such as the Fund, when required or deemed desirable. Since the Trust does not hold regular shareholder meetings, the anticipated date of the next shareholder meeting cannot be provided. Any shareholder proposal which may properly be included in the proxy solicitation material for a shareholder meeting must be received by the Trust at a reasonable time before the solicitation of proxies for the meeting is made.

Other Matters

The Trustees know of no other matters to be presented at the meeting other than those specified in the attached notice of meeting or other matters in connection with or for the purpose of effecting the same. However, if any other matters properly come before the meeting, it is intended that the persons named in the enclosed proxy will vote thereon in their discretion and best judgment.

If a quorum is present at the meeting but sufficient votes in favor of any of the items set forth in the notice of meeting are not received at the meeting, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or represented by proxy at the commencement of the meeting to be adjourned. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote in favor of the matters set forth in the notice of meeting. They will vote against any such adjournment those shares required to be voted against any of such matters.

January 30, 1998                    By order of the Trustees,


                                    C. Frank Watson III, Secretary


TO AVOID  ADDITIONAL  EXPENSE AND DELAY,  PLEASE EXECUTE AND RETURN THE ENCLOSED
PROXY  PROMPTLY  TO  ENSURE  THAT  A  QUORUM  IS  PRESENT  AT  THE  MEETING.   A
SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                   APPENDIX A

                          INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT, entered into as of the 1st day of January, 1998, by and between the ALBEMARLE INVESTMENT TRUST (the "Trust"), a Massachusetts Business Trust, and BOYS, ARNOLD & COMPANY, INC., a North Carolina corporation (the "Advisor"), registered as an investment advisor under the Investment Advisors Act of 1940, as amended (the "Advisors Act").

WHEREAS,  the  Trust  is  registered  as  a  diversified,   open-end  management
investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Trust desires to retain the Advisor to furnish investment advisory and administrative services to THE NORTH CAROLINA TAX FREE BOND FUND series of the Trust, and the Advisor is willing to so furnish such services;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment. The Trust hereby appoints the Advisor to act as investment advisor to THE NORTH CAROLINA TAX FREE BOND FUND (the "Fund") series of the Trust for the period and on the terms set forth in this Agreement. The Advisor accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. Delivery of Documents. The Trust has furnished the Advisor with copies properly certified or authenticated of each of the following:

         (a) The Trust's Declaration of Trust, as filed with the State of Massachusetts (such Declaration, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration");

         (b) The Trust's By-Laws (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the "By-Laws");

         (c) Resolutions of the Trust's Board of Trustees and the resolution approved by a majority of the outstanding shares of the Fund authorizing the appointment of the Advisor and approving this Agreement;

         (d) The Trust's Registration Statement on Form N-1A under the 1940 Act and under the Securities Act of 1933, as amended (the "1933 Act"), relating to shares of beneficial interest of the Fund (herein called the "Shares") as filed with the Securities and Exchange Commission ("SEC") and all amendments thereto;

         (e) The Fund's Prospectus (such Prospectus, as presently in effect and all amendments and supplements thereto are herein called the "Prospectus").

         The Trust will furnish the Advisor from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC.

3. Management. Subject to the supervision of the Trust's Board of Trustees, the Advisor will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. The Advisor will also monitor the performance and investment policies of any Sub-Advisor and will recommend from time to time whether the Sub-Advisor should be retained or removed by the Fund. The Advisor will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Advisor will provide the services under this Agreement in accordance with the Fund's investment objectives, policies and restrictions as stated in its Prospectus. The Advisor further agrees that it:

         (a) Will conform its activities to all applicable Rules and Regulations of the Securities and Exchange Commission and will, in addition, conduct its activities under this Agreement in accordance with regulations of any other Federal and State agencies which may now or in the future have jurisdiction over its activities under this Agreement;

         (b) Will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Advisor will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the Advisor believes two or more brokers or dealers are comparable in price and execution, the Advisor may prefer: (i) brokers and dealers who provide the Fund with research advice and other services, or who recommend or sell Trust shares, and
                (ii) brokers who are affiliated with the Fund or its Advisor; provided, however, that in no instance will portfolio securities be purchased from or sold to the Advisor or any affiliated person of the Advisor in principal transactions;

         (c) Will provide certain executive personnel for the Fund as may be mutually agreed upon from time to time with the Board of Trustees, the salaries and expenses of such personnel to be borne by the Advisor unless otherwise mutually agreed upon; and

         (d) Will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Fund.

4. Services Not Exclusive. The advisory services furnished by the Advisor hereunder are not to be deemed exclusive, and the Advisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby; provided, however, that without the written consent of the Trustees, the Advisor will not serve as investment advisor to any other investment company having a similar investment objective to that of the Fund.

5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that all records which it maintains for the benefit of the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by it pursuant to Rule 31a-1 under the 1940 Act that are not maintained by others on behalf of the Fund.

6. Expenses. During the term of this Agreement, the Advisor will pay all expenses incurred by it in connection with its investment advisory services pertaining to the Fund. In the event that there is no distribution plan under Rule 12b-1 of the 1940 Act in effect for the Fund, the Advisor will pay, out of the Advisor's resources generated from sources other than fees received from the Fund, the entire cost of the promotion and sale of Trust shares.

         Notwithstanding the foregoing, the Fund shall pay the expenses and costs of the following:

         (a)      Taxes, interest charges and extraordinary expenses;

         (b) Brokerage fees and commissions with regard to portfolio transactions of the Fund;

         (c) Fees and expenses of the custodian of the Fund's portfolio securities;

         (d) Fees and expenses of the Fund's administrator, transfer and dividend disbursing agent and the Fund's fund accounting agent or, if the Fund performs any such services without an agent, the costs of the same;

         (e)      Auditing and legal expenses;

         (f)      Cost of maintenance of the Fund's existence as a legal entity;

         (g) Compensation of trustees who are not interested persons of the Advisor as that term is defined by law;

         (h)      Costs of Trust meetings;

         (i) Federal and State registration or qualification fees and expenses;

         (j) Costs of setting in type, printing and mailing Prospectuses, reports and notices to existing shareholders;

         (k) The investment advisory fee payable to the Advisor, as provided in paragraph 7 herein; and

         (l) Plan of Distribution expenses, but only in accordance with the Plan of Distribution as approved by the shareholders of the Fund.

         It is understood that the Trust may desire to register the Fund's shares for sale in certain states which impose expense limitations on mutual funds. The Trust agrees that it will register the Fund's shares in such states only with the prior written consent of the Advisor.

7. Compensation. The Trust will pay the Advisor and the Advisor will accept as full compensation an investment advisory fee, based upon the daily average net assets of each Fund, computed at the end of each month and payable within five (5) business days thereafter, based upon the schedule attached hereto as Exhibit A.

8.(a) Limitation of Liability. The Advisor shall not be liable for any error of judgment, mistake of law or for any other loss whatsoever suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from wilful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

8.(b) Indemnification of Advisor. Subject to the limitations set forth in this Subsection 8(b), the Fund shall indemnify, defend and hold harmless (from the assets of the Trust or Trusts to which the conduct in question relates) the Advisor against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by the Advisor in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of (i) a breach of fiduciary duty with respect to the receipt of compensation for services; or (ii) willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "Disabling Conduct"). A determination that the Advisor is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Advisor was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Advisor for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Advisor was not liable by reason of Disabling Conduct by, (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Fund as the quoted phrase is defined in Section 2(a)(19) of the 1940 Act nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Independent Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by the Advisor (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Trust to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Advisor shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Subsection 8(b) and if
         (i) the Advisor shall have provided security for such undertaking, (ii) the Fund shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Advisor ultimately will be entitled to indemnification hereunder.

         As to any matter disposed of by a compromise payment by the Advisor referred to in this Subsection 8(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the
         Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Advisor of any amount paid to the Advisor in accordance with either of such clauses as indemnification of the Advisor is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that the Advisor's action was in or not opposed to the best interest of the Fund or to have been liable to the Fund or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.

         The right of indemnification provided by this Subsection 8(b) shall not be exclusive of or affect any of the rights to which the Advisor may be entitled. Nothing contained in this Subsection 8(b) shall affect any rights to indemnification to which Trustees, officers or other personnel of the Fund, and other persons may be entitled by contract or otherwise under law, nor the power of the Fund to purchase and maintain liability insurance on behalf of any such person.

         The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Fund hereunder to pay the indemnification required by this Subsection 8(b) including, without limitation, to the extent needed, to determine whether the Advisor is entitled to indemnification hereunder and the reasonable amount of any indemnity due it hereunder, or employ independent legal counsel for that purpose.

8.(c) The provisions contained in Section 8 shall survive the expiration or other termination of this Agreement, shall be deemed to include and protect the Advisor and its directors, officers, employees and agents and shall inure to the benefit of its/their respective successors, assigns and personal representatives.

9. Duration and Termination. This Agreement shall become effective on January 1, 1998 and, unless sooner terminated as provided herein, shall continue in effect for one year. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually:

         (a) By the vote of a majority of those members of the Board of Trustees who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940
                  Act), cast in person at a meeting called for the purpose of voting on such approval; and

         (b) By vote of either the Board of Trustees or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Fund.

         Notwithstanding the foregoing, this Agreement may be terminated by the Fund or by the Advisor at any time on sixty (60) days' written notice, without the payment of any penalty, provided that termination by the Fund must be authorized either by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

11. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

12. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of North Carolina.


IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

ATTEST:                                              ALBEMARLE INVESTMENT TRUST

By:                                                  By:
Title:                                               Title:


ATTEST:                                             BOYS, ARNOLD & COMPANY, INC.

By:                                                  By:
Title:                                               Title:

                                    EXHIBIT A

                   INVESTMENT ADVISOR'S COMPENSATION SCHEDULE


For the services delineated in the INVESTMENT ADVISORY AGREEMENT, the Investment Advisor shall be compensated monthly, as of the last day of each month, within five business days of the month end, a fee based upon net assets according to the following schedule.

                                                               Annual
             Net Assets                                        Fee
             ----------------                                  --------

             On all assets                                     0.35%

                      THE NORTH CAROLINA TAX FREE BOND FUND

                                      PROXY

The undersigned shareholder of The North Carolina Tax Free Bond Fund (the "Fund"), an investment series of the Albemarle Investment Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts (the "Trust"), hereby constitutes and appoints Jon L. Vannice, M. Guy Brooks III, and C. Frank Watson III, and each of them singly, to serve as proxy and attorney for the undersigned, with full power of substitution, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders to be held on Friday, February 27, 1998 at the offices of Poyner & Spruill, L.L.P., 3600 Glenwood Avenue, Raleigh, North Carolina, at 10:00 a.m., local time, and at any and all adjournments thereof, in respect of all shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies heretofore given by the undersigned in respect of said meeting are hereby revoked.

ITEM 1. To approve or disapprove a new investment advisory agreement with Boys, Arnold & Company, Inc. ("BAC"), effective January 1, 1998, whereby BAC will continue to serve as investment advisor to the Fund.

         / /FOR    / /AGAINST    / /ABSTAIN

ITEM 2. To ratify or reject the service, without compensation, of BAC as investment advisor to the Fund between January 1, 1998 and until the new investment advisory agreement is approved by shareholders.

         / /FOR    / /AGAINST    / /ABSTAIN

ITEM 3. To ratify or reject the selection of Deloitte & Touche LLP as the Trust's independent accountants for the Fund for the fiscal year ending August 31, 1998.

         / /FOR    / /AGAINST    / /ABSTAIN

Specify desired action by check marks in the appropriate spaces. This Proxy will be voted as specified. If no specification is made, the Proxy will be voted FOR the items referred to above. The persons named proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to any other matters which properly come before the meeting.

PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

Date _____________                               Signature(s) of Shareholder(s):

                                                 -------------------------------

                                                 -------------------------------

                                    The   signature(s)   on  this  Proxy  should
                                    correspond exactly with the shareholder's name as printed hereon.


                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES